HELIX
ENERGY SOLUTIONS

First Quarter 2018 Conference Call

April 24, 2018


D-55

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

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Presentation Outline



ROV Operations on Grand Canyon II

Executive Summary


SEA-CARGO
WELL ENHANCER

Navigating the present, *focusing on the future*

Executive Summary

HELIX ENERGY SOLUTIONS

($ in millions, except per share data)	As of and for the Three Months Ended		
	3/31/2018	3/31/2017	12/31/2017
Revenues	$ 164	$ 105	$ 163
Gross profit (loss)	$ 13	$ (1)	$ 23
	8%	*-1%*	*14%*
Net income (loss)	$ (3)	$ (16)	$ 50
Diluted earnings (loss) per share	$ (0.02)	$ (0.11)	$ 0.34
Adjusted EBITDA[1]			
Business segments	$ 33	$ 20	$ 42
Corporate, eliminations and other	(5)	(5)	(10)
Adjusted EBITDA	$ 28	$ 15	$ 32
Cash and cash equivalents	$ 274	$ 538	$ 267
Cash flow from operating activities	$ 41	$ 29	$ 20

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 24.

Executive Summary

Operations

- Q1 2018 net loss of $3 million, $0.02 per diluted share, compared to Q4 2017 net income of $50 million, $0.34 per diluted share
  - Q4 2017 net income includes benefit of $52 million related to the U.S. tax law changes
- Q1 2018 Adjusted EBITDA[1] of $28 million compared to $32 million in Q4 2017 and $15 million in Q1 2017
- Q1 2018 Operating Cash Flows of $41 million compared to $20 million in Q4 2017 and $29 million in Q1 2017; Free Cash Flow[1] of $20 million in Q1 2018 compared to $(80) million in Q4 2017 and $(19) million in Q1 2017
- Well Intervention – Q1 2018
  - Utilization of 73% across the well intervention vessels; 93% in Brazil, 93% in the GOM and 31% in the North Sea. Utilized vessel days increased 38 days quarter over quarter.
  - 15K IRS commenced operations in January 2018 and 10K IRS continued P&A project
- Robotics – Q1 2018
  - Robotics chartered vessels utilization 56%, including 42 spot vessel days
  - ROVs, trenchers and ROVDrills utilization 30%
- Production Facilities – Operated at full rates

[1]Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 24.

Executive Summary

HELIX ENERGY SOLUTIONS

Balance Sheet

- Liquidity[1] of approximately $417 million at 3/31/18
- Cash and cash equivalents totaled $274 million at 3/31/18
  - Approximately $121 million of net cash proceeds from issuance in March 2018 of $125 million of Convertible Senior Notes due 2023 (2023 Notes)
  - $59 million of cash used for required repurchase of Convertible Senior Notes due 2032
  - $61 million of cash used for prepayment of Term Loan in Q1 2018
  - $13 million of cash used for scheduled principal debt repayments in Q1 2018
  - $21 million of cash used for capital expenditures in Q1 2018
- Long-term debt[2] of $467 million at 3/31/18 compared to $496 million at 12/31/17
- Net debt[3] of $193 million at 3/31/18 compared to $229 million at 12/31/17; see debt instrument profile on slide 16

[1]Liquidity is calculated as the sum of cash and cash equivalents ($274 million) and available capacity under our revolving credit facility ($143 million of the $150 million facility based on TTM EBITDA as defined in the credit agreement)
[2]Net of unamortized discounts and issuance costs
[3]Net debt is calculated as total long-term debt less cash and cash equivalents

Operational Highlights



Navigating the present, *focusing on the future*

Business Segment Results

HELIX ENERGY SOLUTIONS

($ in millions)

	Three Months Ended		
	3/31/2018	3/31/2017	12/31/2017
Revenues			
Well Intervention	$ 130	$ 75	$ 107
Robotics	27	22	51
Production Facilities	16	16	16
Intercompany elimination	(9)	(8)	(11)
Total	$ 164	$ 105	$ 163

Gross profit (loss), %	3/31/2018	%	3/31/2017	%	12/31/2017	%
Well Intervention	$ 18	*14%*	$ 5	*7%*	$ 19	*18%*
Robotics	(12)	*-44%*	(13)	*-58%*	(3)	*-5%*
Production Facilities	7	*46%*	7	*43%*	7	*46%*
Elimination and other	-		-		-	
Total	$ 13	*8%*	$ (1)	*-1%*	$ 23	*14%*

First Quarter 2018

- Well Intervention achieved 73% utilization across the fleet
- *Q4000* 100% utilization; *Q5000* 87% utilization
- *Well Enhancer* 34% utilization; *Seawell* 28% utilization
- *Siem Helix 1* 99% utilization; *Siem Helix 2* 88% utilization
- Robotics achieved 56% utilization on chartered vessel fleet; 30% utilization of ROVs, trenchers and ROVDrills



Seawell

Well Intervention – GOM

Gulf of Mexico

- *Q5000* – 87% utilized in Q1 2018 for BP; performed both 10K and 15K work; regulatory underwater inspection began March 30
- *Q4000* – 100% utilized in Q1 2018; completed a four well performance enhancement and temporary abandonment program, then began a three well P&A program
- 10K IRS rental unit – 100% utilized in Q1 2018 on P&A project in Mauritania
- 15K IRS rental unit – commenced operations in Q1 2018 on two well program with system being operational on one well for 69 days



Q5000



Q4000

Well Intervention – North Sea

HELIX ENERGY SOLUTIONS

North Sea

- *Well Enhancer* – 34% utilized in Q1 2018; primarily warm stacked in Dundee during January and February, vessel operations commenced early March
- *Seawell* – 28% utilized in Q1 2018; warm stacked in Denmark during January and February, vessel operations commenced early March



Well Enhancer



Seawell

Well Intervention – Brazil

Brazil

- *Siem Helix 1* – 99% utilized during Q1 2018, having performed successful temporary abandonment, P&A, and production enhancement operations on seven wells
- *Siem Helix 2* – 88% utilized during Q1 2018, first full quarter of operations; performed successful production enhancement operations on five wells; vessel utilization improved monthly during the quarter



Siem Helix 1



Siem Helix 2

Robotics

- 56% chartered vessel fleet utilization in Q1 2018; 30% utilization for ROVs, trenchers and ROVDrills
- *Grand Canyon* (North Sea) – 31 days of utilization during Q1 2018; on short duration IRM projects and short duration trenching project
- *Grand Canyon II* (GOM) – 84 days of utilization during Q1 2018 on a walk-to-work project
- *Grand Canyon III* (North Sea) – 40 days of utilization during Q1 2018 including approximately 29 days of trenching for one client and 11 days of IRM spot work
- *Deep Cygnus* – returned to vessel owner and charter terminated in February 2018



ROV



Grand Canyon II

Utilization



100%
80%
60%
40%
20%
0%
73%
74%
59%
85%
56%
37%
41%
36%
30%
Q1 2018
Q4 2017
Q1 2017
Well Intervention Vessels
ROV and Trencher Support Vessels
ROVs and Trenchers

Well Intervention Vessels

- *Q4000*
- *Skandi Constructor*[1, 2]
- *Seawell*
- *Well Enhancer*
- *Q5000*
- *Siem Helix 1*[1,3]
- *Siem Helix 2*[1,4]

ROV and Trencher Support Vessels

- *Grand Canyon*[1]
- *Grand Canyon II*[1]
- *Grand Canyon III*[1,5]
- *Deep Cygnus*[1,6]
- *Spot vessels*[1]

ROVs and Trenchers

- 48 ROVs
- 2 ROVDrill units
- 5 Trenchers

[1]Chartered vessel
[2]Charter term expired in March 2017
[3]Vessel commenced service in April 2017
[4]Vessel commenced service in December 2017
[5]Vessel entered fleet in May 2017
[6]Charter terminated in February 2018

Key Financial Metrics


Huisman
SWL
50mt / 34m.
HELIX
HELIX

Debt Instrument Profile

Total funded debt[1] of $512 million at end of Q1 2018

- $1 million Convertible Senior Notes due 2032 – 3.25%[2]
- $125 million Convertible Senior Notes due 2022 – 4.25%
- $125 million Convertible Senior Notes due 2023 – 4.125%
- $36 million Term Loan – LIBOR + 4.25%
  - Amortization payments of $2.3 million in 2018, $4.7 million in 2019 and $29 million in 2020
- $73 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $152 million Q5000 Loan – LIBOR + 2.50%[3]
  - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in 2020

Debt Instrument Profile at 3/31/18
Principal Payment Schedule
($ in millions)



$200
$100
$0
$33
$47
$126
$7
$133
$166
2018
2019
2020
2021
2022
2023-2027
Term Loan
MARAD
CSN 2022
CSN 2023
Q5000 Loan
CSN 2032

[1] Excludes unamortized debt discounts and debt issuance costs
[2] Remaining Notes called in April 2018 and will be redeemed in Q2 2018
[3] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

Debt & Liquidity Profile



($ in millions)
Debt ($ millions)[1]
Liquidity ($ millions)[2]
$1,500
$1,000
$500
$0
$1,200
$900
$600
$300
$0
$1,002
$565
$554
$76
$537
$61
$749
$255
$626
$269
$496
$229
$467
$193
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
03/31/2018
LT Debt
Net Debt
Liquidity

Liquidity of approximately $417 million at 3/31/18

[1]Net of unamortized debt issuance costs and discount of our Convertible Senior Notes due 2022, Convertible Senior Notes due 2023 and Convertible Senior Notes due 2032. Net debt is calculated as total long-term debt less cash and cash equivalents

[2]Liquidity is calculated as the sum of cash and cash equivalents ($274 million) and available capacity under our revolving credit facility ($143 million of the $150 million facility based on TTM EBITDA as defined in the credit agreement)

2018 Outlook



Navigating the present, *focusing on the future*

2018 Outlook: Forecast

HELIX ENERGY SOLUTIONS

($ in millions)	2018 Outlook		2017 Actual
Revenues	~ 695-740	$	581
EBITDA[1]	~ 135-165		107
Capital Additions	~135		248
Revenue Split:			
Well Intervention	530-565	$	406
Robotics	140-150		153
Production Facilities	65		64
Elimination	(40)		(42)
Total	**~ 695-740**	**$**	**581**

Key forecast drivers:

- *Siem Helix 1* & *Siem Helix 2* both operational in Brazil
- Robotics segment improvements:
  - Reduction in charter vessel fleet with return of *Deep Cygnus* in Q1 2018
  - Increased trenching work
- *Q4000* utilization
- Continued strengthening of North Sea market

[1] Outlook for 2018 includes an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts.

2018 Outlook: Well Intervention

HELIX ENERGY SOLUTIONS

- Total backlog at March 31, 2018 was approx. $1.5 billion, including $1.2 billion for Well Intervention
- **Gulf of Mexico**
  - *Q4000* – primarily working spot market; current backlog into Q3 2018 with opportunities for work identified into Q4 2018
  - *Q5000* – out of service ~ 14 days in Q2 for regulatory underwater inspection; 95 day gap mid-August through mid-November with opportunities in the spot market
  - IRS rental systems – visibility on several production enhancement jobs for the 15K IRS in 2018; 10K IRS continues day-rate campaign on P&A project during Q2 2018
- **North Sea**
  - *Seawell* – high utilization expected in Q2 and Q3 2018; good prospects in Q4 2018
  - *Well Enhancer* – high utilization expected in Q2 and Q3 2018; good prospects in Q4 2018
- **Brazil**
  - *Siem Helix 1* and *2* – working for Petrobras; *Siem Helix 1* forecasted to incur some downtime as a result of scheduled maintenance in Q2 2018

2018 Outlook: Robotics

- Cost improvements beginning Q2 2018 related to the termination of the *Deep Cygnus* charter and return of the vessel to the owner
- *Grand Canyon* – expected to be fully utilized for trenching from May through the remainder of 2018
- *Grand Canyon III* – contracted trenching projects beginning in May and expected high utilization through Q3 2018
- *Grand Canyon* and *Grand Canyon III* – pursuing spot opportunities in North Sea during April 2018
- *Grand Canyon II* – pursuing spot market opportunities in GOM throughout Q2 2018; approximately 90 days committed for a walk-to-work project expected to occur in the August – October timeframe
- Improved outlook over the remainder of 2018 compared to the same period in 2017

2018 Outlook: Capital Additions & Balance Sheet

HELIX ENERGY SOLUTIONS

2018 Capital Additions are currently forecasted at approximately $135 million, consisting of the following:

- Growth Capex - $115[1] million in growth capital, primarily for newbuilds:
  - $105 million for *Q7000,* including a $69 million shipyard payment in December 2018
  - $10 million for intervention systems
- Maintenance Capex - $20 million for vessel and intervention system maintenance, (including dry dock costs)
- Capital Additions for the remainder of 2018 expected to be $118 million

Balance Sheet

- Our total funded debt[2] level is expected to decrease by $33 million (from $512 million at March 31, 2018 to $479 million at December 31, 2018) as a result of principal repayments.
- $125 million of Senior Convertible Notes due 2023 issued in Q1 2018 to refinance $59.3 million of Senior Convertible Notes due 2032 that we were required to repurchase in March 2018 and $61 million of Term Loan.

[1] Includes capitalized interest

[2] Excludes unamortized discounts and issuance costs

Non-GAAP Reconciliations


HELIX
HELIX

Navigating the present, *focusing on the future*

Non-GAAP Reconciliations

HELIX ENERGY SOLUTIONS

($ in millions)	Three Months Ended			Twelve Months Ended
	3/31/2018	3/31/2017	12/31/2017	12/31/2017
Adjusted EBITDA:				
Net income (loss)	$ (3)	$ (16)	$ 50	$ 30
Adjustments:				
Income tax benefit	-	(5)	(49)	(50)
Net interest expense	4	5	3	19
Loss on extinguishment of long-term debt	1	-	-	-
Other (income) expense, net	(1)	1	1	1
Depreciation and amortization	28	31	26	109
Non-cash losses on equity investment	-	-	2	2
EBITDA	29	16	33	111
Adjustments:				
Realized losses from FX contracts not designated as hedging instruments	-	(1)	(1)	(4)
Other than temporary loss on note receivable	(1)	-	-	-
Adjusted EBITDA	$ 28	$ 15	$ 32	$ 107
Free cash flow:				
Cash flow from operating activities	$ 41	$ 29	$ 20	$ 52
Less: Capital expenditures, net of proceeds from sale of assets	(21)	(48)	(100)	(221)
Free cash flow	$ 20	$ (19)	$ (80)	$ (169)

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gain or loss on disposition of assets. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income and expense. We define free cash flow as cash flow from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our ability to service debt and fund capital expenditures and may help our investors understand our operating performance and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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